AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTORSM III
FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 12, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 18, 2001 SUPPLEMENT.

          Effective August 29, 2001, American General Life Insurance Company ("AGL") is amending the prospectus for the purpose of announcing the acquisition of AGL's parent corporation and certain other modifications to the prospectus.

          First, on page 35 of the prospectus, the section under the title "AGL" is deleted in its entirety and replaced with the following:

We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation and a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name of AGC and its subsidiaries. The commitments under the Policies are AGL's, and AGC has no legal obligation to back those commitments.

On May 11, 2001, AGC, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, AGL is now an indirect, wholly-owned subsidiary of AIG.

AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

          Second, effective May 1, 2001, the Warburg Pincus Trust ("Warburg Pincus") changed its name to the Credit Suisse Warburg Pincus Trust ("Trust"). The Trust is a fund available to you in your Policy. All references to Warburg Pincus in your Prospectus should be replaced with the Trust.

          Third, on page 35 of the prospectus, the second paragraph of the section titled "Separate Account VL-R" is deleted in its entirety and replaced with the following:

For record keeping and financial reporting purposes, Separate Account VL-R is divided into 65 separate "divisions, " 41 of which correspond to the 41 variable "investment options" available since the inception of the Policy. The remaining 24 divisions, and some of these 41 divisions, represent investment options available under other variable life policies we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.